UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 26, 2003

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

420 Montgomery Street, San Francisco, California	94163
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-411-4932

Not applicable

(Former name or former address, if changed since last report)

Item 7:    Financial Statements and Exhibits

On June 26, 2003, Wells Fargo & Company established a Medium-Term Note Program, Series E and a Subordinated Medium-Term Note Program, Series F. The purpose of this Current Report is to file with the Securities and Exchange Commission the Distribution Agreement and forms of Notes relating to such Programs.

(c)    Exhibits

1.1    Distribution Agreement dated June 26, 2003 among Wells Fargo & Company and the Agents named therein.

4.1    Form of Medium-Term Fixed Rate Note, Series E.

4.2    Form of Medium-Term Floating Rate Note, Series E.

4.3    Form of Subordinated Medium-Term Fixed Rate Note, Series F.

4.4    Form of Subordinated Medium-Term Floating Rate Note, Series F.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 3, 2003.

WELLS FARGO & COMPANY

By:	/s/ Richard D. Levy
Richard D. Levy Senior Vice President and Controller

Exhibit Index

Exhibit Number	Description	Method of Filing

1.1	Distribution Agreement dated June 26, 2003 among Wells Fargo & Company and the Agents named therein.	Electronic Transmission

4.1	Form of Medium-Term Fixed Rate Note, Series E.	Electronic Transmission

4.2	Form of Medium-Term Floating Rate Note, Series E.	Electronic Transmission

4.3	Form of Subordinated Medium-Term Fixed Rate Note, Series F.	Electronic Transmission

4.4	Form of Subordinated Medium-Term Floating Rate Note, Series F.	Electronic Transmission